                                                                 Exhibit (r)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints KATHLEEN T. CARBONE and RICHARD HOSKINS, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed on the attached schedule, for AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK which serve as Depositors and AMERICAN HOME ASSURANCE COMPANY which serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue hereof.

RICHARD HOSKINS                       Director and            April 29, 2013
-----------------------------    Chief Financial Officer
RICHARD HOSKINS

ALEXANDER R. BAUGH                      Director              April 29, 2013
-----------------------------
ALEXANDER R. BAUGH

JAMES BRACKEN                           Director              April 29, 2013
-----------------------------
JAMES BRACKEN

JOHN Q. DOYLE                    Director, President and      April 29, 2013
-----------------------------    Chief Executive Officer
JOHN Q. DOYLE

PETER D. HANCOCK                        Director              April 29, 2013
-----------------------------
PETER D. HANCOCK

DAVID L. HERZOG                         Director              April 29, 2013
-----------------------------
DAVID L. HERZOG

MONIKA M. MACHON                        Director              April 29, 2013
-----------------------------
MONIKA M. MACHON

RALPH W. MUCERINO                       Director              April 29, 2013
-----------------------------
RALPH W. MUCERINO

SID SANKARAN                            Director              April 29, 2013
-----------------------------
SID SANKARAN

CHRISTOPHER L. SPARRO                   Director              April 29, 2013
-----------------------------
CHRISTOPHER L. SPARRO

MARK T. WILLIS                          Director              April 29, 2013
-----------------------------
MARK T. WILLIS

  AMERICAN HOME ASSURANCE COMPANY

  GUARANTOR PRODUCT SCHEDULE - 4/29/2013

 Registrant Name                   File Nos.
 ---------------                   ---------
 VARIABLE SEPARATE ACCOUNT         333-185797 American Pathway II
 811-03859                         333-185798 Polaris
                                   333-185799 Polaris II
                                   333-185831 PolarisAmerica
                                   333-185838 Polaris Platinum II
                                   333-185800 Polaris II Platinum Series
                                   333-185837 Polaris Choice II /
                                              Polaris Choice III
                                   333-185818 WM Diversified Strategies
                                   333-185820 WM Diversified Strategies III
                                   333-185815 Polaris Advisor
                                   333-185801 Polaris Protector
                                   333-185816 Polaris Preferred Solution
 VARIABLE ANNUITY ACCOUNT ONE      333-185802 ICAP II
 811-04296
 VARIABLE ANNUITY ACCOUNT TWO      333-185821 Vista Capital Advantage
 811-08626
 VARIABLE ANNUITY ACCOUNT FOUR     333-185803 Anchor Advisor
 811-08874
 VARIABLE ANNUITY ACCOUNT FIVE     333-185829 Seasons
 811-07727                         333-185804 Seasons Select II
                                   333-185825 Seasons Select
                                   333-185826 Seasons Triple Elite /
                                              Seasons Elite
                                   333-185822 Seasons Advisor
                                   333-185824 Seasons Advisor II
                                   333-185828 Seasons Preferred Solution
 VARIABLE ANNUITY ACCOUNT SEVEN    333-185806 Polaris Plus
 811-09003                         333-185807 Polaris II A-Class
                                              Polaris II A-Class
                                              Platinum Series
                                   333-185832 Polaris II Asset Manager
 VARIABLE ANNUITY ACCOUNT NINE     333-185834 Ovation
 811-21096                         333-185835 Ovation Plus
                                   333-185841 Ovation Advantage
                                   333-185842 Ovation Advisor
 FS Variable Separate Account      333-178854 Polaris NY
 811-08810                                    Polaris II NY
                                              Polaris II NY - Jones
                                   333-178859 WM Diversified Strategies III NY
                                   333-178857 FSA Advisor
                                   333-178853 Polaris Choice NY
                                              Polaris Choice III NY
                                   333-178855 Polaris II A-Class Platinum
                                              Series NY
                                   333-178850 Polaris Advantage NY
 FS Variable Annuity Account One   333-178861 ICAP II NY
 811-06313
 FS Variable Annuity Account Two   333-178863 Vista Capital Advantage NY
 811-08624
 FS Variable Annuity Account Five  333-178860 Seasons Triple Elite NY
 811-08369                                    Seasons Elite NY
                                   333-178858 Seasons Select II NY Rewards
 AGL SEPARATE ACCOUNT A            033-44745  Black, VA, Blue VA, Green VA
 811-01491                         033-44744  Orange VA, Yellow VA

AGL SEPARATE ACCOUNT D         033-43390  Generations VA, Variety Plus VA
811-02441
                               002-49805  Front End Load, Regular Surr. Charge

                               333-70667  Platinum Investor VA

                               333-40637  Select Reserve VA
                               033-57730  WM Advantage VA
                               333-109206 Platinum Investor IVA
                               333-25549  WM Strategic Asset Manager VA
AGL SEPARATE ACCOUNT VA-1      333-102302 The Chairman VA
811-07781
AGL SEPARATE ACCOUNT VA-2
811-01990                      333-102303 Individual VA Contracts
811-01990
AGL SEPARATE ACCOUNT VL-R      333-89897  AG Legacy Plus
811-08561                      333-42567  Platinum Investor I VUL
                               333-90787  Platinum Investor Survivor VUL
                               333-80191  Corporate America VUL
                               333-53909  Legacy Plus VUL (Orig.)
                               333-103361 Platinum Investor II VUL
                               333-43264  Platinum Investor III VUL
                               333-188318 Platinum Investor IV VUL
                               333-129552 Platinum Investor VIP (Orig.)
                               333-109613 Platinum Investor FlexDirector
                               333-82983  Platinum Investor PLUS VUL
                               333-65170  Platinum Investor Survivor VUL
                               333-87307  Platinum Investor Survivor II VUL
                               333-87307  The ONE VUL Solution
AGL SEPARATE ACCOUNT VUL       333-102301 EquiBuilder VUL
811-05794
AGL SEPARATE ACCOUNT VUL-2     333-102300 EquiBuilder II VUL
811-06366                      333-102299 EquiBuilder III VUL
USL SEPARATE ACCOUNT USL VL-R  333-151575 Income Advantage Select VUL
811-09359                      333-149403 Protection Advantage Select VUL
                               333-137941 Platinum Investor VIP VUL
                               333-105246 Platinum Investor PLUS VUL
                               333-79471  Platinum Investor VUL
USL SEPARATE ACCOUNT USL VA-R  333-63673  Generations VA
811-09007
VALIC SEPARATE ACCOUNT A       002-32783  GUP & GTS-VA
811-03240                      033-75292  Portfolio Director,
                                          Portfolio Director 2
                                          & Portfolio Director Plus
                               333-49232  Potentia
                               002-96223  UIT-981
                               333-124398 Independence Plus VA